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                                                               EXHIBIT 23.4

               CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2000 on the financial statements of Promedix.com, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1) and the related Prospectus of Ventro Corporation for the registration of 2,098,750 shares of its common stock.

                                          /s/ Ernst & Young, LLP
Salt Lake City, Utah
March 13, 2000